                                                                 EXHIBIT 24.1

                             POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ Paul A. Allaire
                                       ------------------------------------
                                       Paul A. Allaire

                            POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ Frans H.J.J. Andriessen
                                       --------------------------------------
                                       Frans H.J.J. Andriessen

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ Duane L. Burnham
                                       --------------------------------------
                                       Duane L. Burnham

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ Charles W. Coker
                                       --------------------------------------
                                       Charles W. Coker

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ James S. Crown
                                       --------------------------------------
                                       James S. Crown

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  January 27, 2000               /s/ Willie D. Davis
                                       --------------------------------------
                                       Willie D. Davis

                               POWER OF ATTORNEY




          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ Vernon E. Jordan, Jr.
                                       --------------------------------------
                                       Vernon E. Jordan, Jr.

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ James L. Ketelsen
                                       --------------------------------------
                                       James L. Ketelsen

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ Hans B. van Liemt
                                       --------------------------------------
                                       Hans B. van Liemt

                                POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 2000               /s/ Joan D. Manley
                                       --------------------------------------
                                       Joan D. Manley

                                   POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  January 27, 2000               /s/ Rozanne L. Ridgway
                                       --------------------------------------
                                       Rozanne L. Ridgway

                                POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  January 27, 2000               /s/ Richard L. Thomas
                                       --------------------------------------
                                       Richard L. Thomas

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $1.5 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  January 27, 2000               /s/ John D. Zeglis
                                       --------------------------------------
                                       John D. Zeglis